UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2005

EPL INTERMEDIATE, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-115644	13-4092105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Michelson Drive, Suite 550, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 399-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Michael G. Fisch has resigned from the Board of Directors of EPL Intermediate, Inc. (the “Company”), effective March 17, 2005.

Stephen E. Carley has been appointed to the Board of Directors of the Company in order to fill the vacancy created by Mr. Fisch’s departure, effective March 17, 2005. Mr. Carley currently serves on the Board of Directors of El Pollo Loco, Inc., a wholly-owned subsidiary of the Company, and he is the President and Chief Executive Officer of El Pollo Loco, Inc. Mr. Carley is a party to an Employment Agreement with El Pollo Loco, Inc., which has been renewed until April 10, 2005, and pursuant to which he receives a base salary of $310,000.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPL INTERMEDIATE, INC.

March 17, 2005	By:	/s/ Joseph Stein
Joseph Stein
Chief Financial Officer